Putnam
Michigan
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Michigan Tax Exempt Income Fund's recently concluded semiannual period coincided with one of the more anxiety-driven times in recent memory. Uncertainties generated by the Federal Reserve Board's interest-rate policy, the slowing pace of the economy, and the aftermath of the presidential election contributed to the general sense of unease.

Typically, in such an environment, investors are drawn to the relative security of fixed-income investments. In this case, they have also been increasingly drawn to the tax advantages of municipal bonds, helping to boost demand in the face of a diminishing supply. Consequently, your fund, which had been under some pressure for much of its 2000 fiscal year, begins fiscal 2001 with solid performance and an attractive level of tax exempt income.

Seasoned investors realize that uncertainties such as we have recently experienced are usually transitory. Your fund's manager, Susan McCormack, successfully positioned the fund to benefit as the tax-exempt market began to recover. We are confident that her strategies will enable the fund to take full advantages of the opportunities available in fiscal 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 17, 2001

REPORT FROM FUND MANAGEMENT

Susan McCormack

Bond prices rallied during the first six months of Putnam Michigan Tax Exempt Income Fund's fiscal year, which ended November 30, 2000. The long-anticipated rally benefited the bond market as a whole, as investors fled the turbulent stock market for the relative stability of bonds and prices of municipal bonds rose along with those of their taxable peers. Price appreciation was greatest at the higher end of the quality spectrum during this period, and since more than half of your fund's investments are rated Aaa or AAA by Moody's or Standard & Poor's, shareholders enjoyed a positive total return for the first half of fiscal 2001.

Total return for 6 months ended 11/30/00

      Class A          Class B           Class M
    NAV     POP      NAV     CDSC      NAV     POP
-----------------------------------------------------------------------
   6.32%   1.25%    6.11%   1.11%     6.29%   2.85%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FIXED-INCOME MARKET APPEARS TO BE STABILIZING

While money flowed into fixed-income securities in the past six months, appreciation in the price of high-quality bonds may reflect more than a flight to quality on the part of nervous equity investors. The relationship between long- and short-term interest rates reverted to a more normal pattern during the period, as the market seemed more focused on the slowing economy than on the uncertainty that followed the U.S. presidential election in November. Earnings expectations were revised downward for many technology companies, while unemployment figures edged upward. This evidence that the economy was slowing increased confidence that the Federal Reserve Board might finally end its program of raising interest rates and indeed, after shifting to a neutral bias in December, the Fed implemented a surprise rate cut early in January 2001.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care           20.9%

Water
and sewer             11.1%

Education              8.8%

Waste
management             6.1%

Transportation         4.8%

Footnote reads:
*Based on net assets as of 11/30/00. Holdings will vary over time.

Reflecting the upward pressure on short-term interest rates early in calendar 2000, short-term Treasury bond yields became inverted for a time, yielding more than long-term bonds. Although yields in the municipal markets responded to the same pressures, the relationship between long and short rates did not invert. Nonetheless, yields on tax-exempt bonds declined significantly in the past six months, in tandem with taxable yields, and bond prices recovered. Since long-term bonds with lower coupons are more responsive when yields are trending down, these holdings contributed the most to your fund's performance.

Although we made some structural adjustments to the portfolio in anticipation of a continued rally for bond prices, at the end of November the average maturity and credit quality of the fund were much the same as they had been at the outset of the fiscal year. The average maturity was up only marginally from the beginning of the period.

* RESEARCH MAKES A DIFFERENCE AT PUTNAM

While bonds in general performed well during the past six months, one of your fund's best performing assets was an unusual situation, which we believe illustrates the difference our rigorous research and analysis makes for your fund. In October 1997 we purchased $3 million of Michigan State Strategic Fund bonds issued to finance Worthington Armstrong Venture (WAVE), a joint venture between Worthington Industries, a diversified metal processor, and Armstrong World Industries, which designs and manufactures interior flooring and ceilings. Michigan State Strategic Fund helps companies use municipal bonds to finance various projects ranging from manufacturing to energy production. WAVE designs and produces ceiling grid systems.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 5.1%

Aaa/AAA -- 67.9%

B -- 3.2%

Ba/BB -- 13.1%

Baa/BBB -- 9.5%

VMIG1 -- 1.2%

Footnote reads:
*As a percentage of market value as of 11/30/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

"Fixed-income has been attracting money from investors skittish about the equity markets, and municipal bonds in particular have been seeing quite a bit of crossover interest from non-traditional buyers . . . Tax-exempt bonds have provided favorable return when yields are compared to Treasuries."

-- Reuters, November 30, 2000, "U.S. municipals steady with good follow-through," citing comments by Howard Mackey, head of fixed income at M.R. Beal & Co.

Armstrong is one of several companies involved in litigation as a result of prior use of asbestos. Cash demands of claimants are so high that some of the companies are seeking the protection of Chapter 11 to stay in business. Although WAVE is not liable in any suit, the value of the bonds declined with news stories, reaching bottom at 47 cents on the dollar. While other bond owners gave in to uncertainty and sold at a loss, our research team worked with our legal team to confirm that WAVE was financially strong in its own right and safe from claims against Armstrong. These insights prompted us to hold the bonds, which subsequently recovered in value, reaching 103 cents on the dollar at the end of November. WAVE bonds are now backed by Treasuries, freeing bond owners from default concerns.

* NEW BOND PURCHASES FOCUS ON INCOME,  APPRECIATION, DIVERSIFICATION

Additions to the portfolio during the past six months included Midland County, Michigan, bonds with a 6 7/8% coupon maturing in 2009, which is an attractive yield. The bonds, rated Ba3 by Moody's and BB+ by Standard & Poor's, were issued to refinance an older issue that had been used to convert a nuclear power plant to a gas-fired facility operating profitably since 1990.

Other additions to the fund during the past six months included zero coupon bonds -- bonds that trade at a deep discount to their value at maturity, offering investors future appreciation potential in lieu of current income. We believe this strategy will be an especially strong positive for the fund because zeros are long-term investments that tend to be attractively priced relative to coupon bonds.

We also invested a portion of assets in an unusual offering of AAA-rated Puerto Rican bonds. These add to your fund's diversification while providing tax-free current income from high-quality credits that can be readily sold as we identify new opportunities in Michigan.

* RETURNS ON MUNICIPAL BONDS HAVE BEEN ATTRACTIVE

Ever since a chilly dose of reality put a damper on the euphoric rise of tech stocks, investors have been rediscovering the time-tested, common sense practice of diversifying their holdings in different asset classes. In particular, they have been rediscovering bonds. Treasuries and other top-quality, fixed-income investments were the first beneficiaries, but interest has begun to extend to municipal bonds as well. According to the Investment Company Institute (ICI), an independent source for statistical data on mutual funds, net assets in U.S. municipal bond funds rose by 0.5% in October, from $267.4 billion at the end of September to $268.8 billion. For the three months ended October 30, 2000, assets in municipal bond funds rose by 1.8%, from $214.7 billion at the end of June, according to ICI statistics.

After-tax returns on municipal bonds have remained highly attractive relative to yields on taxable issues. For example, as this report was being written, top-rated, long-term municipal bonds were trading at 97% to 98% of the rate on long-term Treasuries, so that an investor in a 36% tax bracket would have to earn 9.27% on a Treasury bond to equal a yield of 5.6% on a municipal bond. For intermediate bonds, the yield ratios were about 85%. Historically, these ratios have been much lower, which means that municipal bonds are still attractively priced.

* OUTLOOK FOR 2001 SEEMS FAVORABLE DESPITE  SLOWING ECONOMY

While slowing auto sales are a source of concern for Michigan, this weakness reflects a slower pace of economic growth nationwide. Moreover, the Michigan economy is more broadly diversified today than in the past, and its large budget surpluses should help keep it competitive with other states in terms of financial strength.

If the equity markets remain volatile and the economy continues to slow, we believe the Federal Reserve Board may follow its January rate cut with others. This should continue the trend toward improving performance for bonds in general, as well as for Putnam Michigan Tax Exempt Income Fund. As fiscal 2001 continues to unfold, we expect to see investor interest gradually expand beyond the top-quality tiers into lower-rated bonds. In such markets, we believe Putnam's extensive credit research department will give us a competitive edge in our search for new investment opportunities.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Michigan Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and Michigan state income tax consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/00

                       Class A           Class B        Class M
(inception dates)     (10/23/89)       (7/15/93)       (4/17/95)
                     NAV      POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------
6 months            6.32%    1.25%   6.11%   1.11%   6.29%   2.85%
------------------------------------------------------------------------
1 year              6.21     1.17    5.53    0.53    5.89    2.45
------------------------------------------------------------------------
5 years            22.71    16.88   18.90   17.01   21.00   17.06
Annual average      4.18     3.17    3.52    3.19    3.89    3.20
------------------------------------------------------------------------
10 years           83.00    74.30   70.78   70.78   76.82   71.04
Annual average      6.23     5.71    5.50    5.50    5.87    5.51
------------------------------------------------------------------------
Annual average
(life of fund)      6.22     5.76    5.47    5.47    5.84    5.53
------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/00

                               Lehman Bros. Municipal       Consumer
                                    Bond Index            price index
------------------------------------------------------------------------
6 months                               7.08%                 1.57%
------------------------------------------------------------------------
1 year                                 8.18                  3.44
------------------------------------------------------------------------
5 years                               30.88                 13.26
Annual average                         5.53                  2.52
------------------------------------------------------------------------
10 years                              98.76                 30.19
Annual average                         7.11                  2.67
------------------------------------------------------------------------
Annual average
(life of fund)                         7.28                  3.00
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflects an expense limitation previously in effect, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/00

                                Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)             6               6               6
------------------------------------------------------------------------------
Income 1                       $0.22650        $0.19811        $0.213426
------------------------------------------------------------------------------
Capital gains 1                    --              --              --
------------------------------------------------------------------------------
  Total                        $0.22650        $0.19811        $0.213426
------------------------------------------------------------------------------
Share value:                  NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
5/31/00                      $8.38   $8.80       $8.36       $8.37   $8.65
------------------------------------------------------------------------------
11/30/00                      8.68    9.11        8.67        8.68    8.97
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 2       5.59%   5.32%       4.90%       5.27%   5.09%
------------------------------------------------------------------------------
Taxable equivalent 3          9.68    9.22        8.48        9.12    8.82
------------------------------------------------------------------------------
Current 30-day SEC yield 4    4.68    4.46        4.03        4.38    4.24
------------------------------------------------------------------------------
Taxable equivalent 3          8.11    7.72        6.98        7.59    7.34
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 42.26% federal and state combined tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                       Class A            Class B           Class M
(inception dates)     (10/23/89)         (7/15/93)         (4/17/95)
                     NAV      POP       NAV    CDSC       NAV     POP
------------------------------------------------------------------------------
6 months             6.27%    1.18%     5.93%   0.93%     6.11%   2.62%
------------------------------------------------------------------------------
1 year              10.07     4.87      9.36    4.36      9.74    6.23
------------------------------------------------------------------------------
5 years             24.15    18.28     20.30   18.39     22.30   18.34
Annual average       4.42     3.41      3.77    3.43      4.11    3.43
------------------------------------------------------------------------------
10 years            86.61    77.73     74.05   74.05     80.47   74.55
Annual average       6.44     5.92      5.70    5.70      6.08    5.73
------------------------------------------------------------------------------
Life of fund
Annual average       6.39     5.93      5.63    5.63      6.00    5.69
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
November 30, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
TAN                 -- Tax Anticipation Notes
U.S. Govt. Coll.    -- U.S. Government Collateralized
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.1%) (a)
PRINCIPAL AMOUNT                                                                         RATING (RAT)         VALUE
Michigan (87.5%)
-------------------------------------------------------------------------------------------------------------------
     $    4,000,000 Battle Creek, Downtown Dev. TAN, MBIA,
                    5s, 5/1/17                                                            Aaa        $    3,860,000
          5,500,000 Battle Creek, Downtown Dev. Auth. Tax
                    Increment Rev. Bonds, 7.65s, 5/1/22                                   AAA/P           6,125,625
          2,000,000 Battle Creek, Tax Incremental Fin Auth. Rev.
                    Bonds, 7.1s, 5/1/10                                                   A-              2,192,500
          2,000,000 Detroit Econ. Dev. Corp. VRDN (Waterfront
                    Reclamation), 4 1/4s, 5/1/09                                          VMIG1           2,000,000
                    Detroit, G.O. Bonds
          2,475,000 Ser. B, 7s, 4/1/04                                                    A-              2,635,875
          4,875,000 Ser. A, 6.8s, 4/1/15                                                  Aaa             5,344,219
                    Detroit, City School Dist. G.O. Bonds,
                    Ser. A, AMBAC
          1,500,000 6 1/2s, 5/1/11                                                        Aaa             1,704,375
          2,455,000 6 1/2s, 5/1/09                                                        Aaa             2,761,875
          1,120,000 Detroit, Dev. Fin. Auth. Tax Increment Rev.
                    Bonds, Ser. A, 9 1/2s, 5/1/21                                         BBB+/P          1,248,800
          5,390,000 Detroit, Downtown Dev. Auth. Tax Increment
                    Rev. Bonds (Dev. Area No. 1), Ser. A, MBIA,
                    4 3/4s, 7/1/25                                                        Aaa             4,716,250
          1,500,000 Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev.
                    Bonds, Ser. A, 5 1/2s, 5/1/21                                         BB-             1,357,500
                    Detroit, Wtr. Supply Syst. IFB, FGIC
          1,500,000 8.106s, 7/1/22                                                        Aaa             1,593,750
          7,000,000 8.106s, 7/1/22, Prerefunded                                           Aaa             7,682,500
          3,000,000 Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. A, MBIA
                    Second Lien, 5 3/4s, 7/1/11                                           Aaa             3,240,000
          3,065,000 Detroit/Wayne Cnty., Stad. Auth. Rev. Bonds,
                    FGIC, 5 1/4s, 2/1/27                                                  Aaa             2,923,244
          4,700,000 Dickinson Cnty., Hosp. Rev. Bonds (Memorial
                    Hosp. Syst.), 8 1/8s, 11/1/24                                         Ba1             5,346,250
          1,400,000 Ecorse, Pub. School Dist. G.O. Bonds, FGIC,
                    6 1/2s, 5/1/08                                                        Aaa             1,562,750
                    Flint, Hosp. Auth. Rev. Bonds (Hurley Med. Ctr.),
                    Ser. A
          1,250,000 5 3/8s, 7/1/28                                                        Baa1              946,875
          1,000,000 5 3/8s, 7/1/20                                                        Baa1              792,500
            630,000 Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley
                    Med. Ctr.), Ser. A, 6s, 7/1/06                                        Baa1              622,913
          4,235,000 Garden Cty, Hosp. Fin. Auth. Rev. Bonds
                    (Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17 (SEG)                     Ba3             3,361,531
          1,000,000 Grand Rapids, Hsg. Fin. Auth. Multi-Fam. Rev.
                    Bonds, Ser. A, FNMA Coll., 7 5/8s, 9/1/23                             AAA             1,065,000
          5,500,000 Grand Rapids, Sanitation Swr. Syst. Rev. Bonds,
                    Ser. A, FGIC, 4 3/4s, 1/1/28                                          Aaa             4,846,875
          2,000,000 Greater Detroit, Res. Recvy. Auth. Rev. Bonds,
                    Ser. A, AMBAC, 6 1/4s, 12/13/06                                       Aaa             2,157,500
          1,500,000 Hartland, Cons. School Dist. G.O. Bonds,
                    FGIC, 6s, 5/1/18                                                      Aaa             1,586,250
          2,515,000 Holland School District G.O. Bonds,
                    AMBAC, zero %, 5/1/19                                                 Aaa               902,256
          3,500,000 Kalamazoo, Hosp. Fin. Auth. Fac. IFB, FGIC,
                    5.82s, 6/1/11                                                         Aaa             3,583,125
            800,000 Manistee, Area Pub. Schools G.O. Bonds, FGIC,
                    5 3/4s, 5/1/19                                                        AAA               824,000
          3,840,000 MI Muni. Board Auth. State Revolving Rev. Bonds,
                    6 1/2s, 10/1/17                                                       AAA             4,166,400
          1,000,000 MI Muni. Bond Auth. Rev. Bonds (Drinking Wtr.
                    Revolving FD), 5 1/2s, 10/1/18                                        AAA             1,007,500
          3,280,000 MI Pub. Pwr. Agcy. Rev. Bonds (Belle Riv.), Ser. A,
                    MBIA, 5 1/4s, 1/1/18                                                  Aaa             3,234,900
          3,000,000 MI Sate COP, zero %, AMBAC, 6/1/22                                    Aaa               888,750
          5,750,000 MI State Bldg. Auth. Rev. Bonds, Ser. I, AMBAC,
                    6 1/2s, 10/1/07                                                       Aaa             6,389,688
                    MI State Hosp. Fin. Auth. Rev. Bonds
            920,000 (Garden City Hosp.), 8 1/2s, 9/1/17                                   Ba3               964,776
            460,000 (Garden City Hosp.), 8 1/2s, 9/1/17, Prerefunded                      Ba3               482,388
          1,000,000 (Sinai Hosp.), 6 5/8s, 1/1/16                                         Baa3              878,750
          2,000,000 (Presbyterian Villages), 6 1/2s, 1/1/25                               BBB/P           1,825,000
          2,000,000 (Presbyterian Villages), 6.4s, 1/1/15                                 BBB/P           1,865,000
          3,000,000 (Chelsea Cmnty. Hosp.), 5 3/8s, 5/15/19                               BBB             2,396,250
                    MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds
          1,600,000 Ser. A, FSA, 7.55s, 4/1/23                                            Aaa             1,642,512
          2,900,000 Ser. B, AMBAC, 6 3/4s, 10/1/12                                        Aaa             2,939,875
          2,500,000 MI State Strategic Fund Solid Waste Disp.
                    Rev. Bonds (SD Warren Co.), Ser. C,
                    7 3/8s, 1/15/22                                                       BB/P            2,584,375
                    MI State Strategic Fund Ltd. Oblig. Rev. Bonds
          2,685,000 (Arbor Model & Tooling), 10 1/4s, 9/15/19                             B+/P            2,866,238
          3,150,000 (Ford Motor Co.), Ser. A, 7.1s, 2/1/06                                A1              3,468,938
          1,500,000 (Detroit Edison), Ser. BB, AMBAC, 7s, 5/1/21                          Aaa             1,790,625
          5,000,000 (Detroit Edison), Ser. A, MBIA, 5.55s, 9/1/29                         Aaa             4,843,750
          3,000,000 (Worthington Armstrong Venture),
                    U.S. Govt. Coll. 5 3/4s, 10/1/22                                      BBB/P           3,093,750
          1,500,000 Midland Cnty., Econ. Dev. Corp. Rev. Bonds,
                    6 7/8s, 7/23/09                                                       Ba3             1,526,250
          3,300,000 Okemos Pub. School Dist. G.O. Bonds, MBIA,
                    zero %, 5/1/16                                                        Aaa             1,431,375
          5,000,000 Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23                       Ba1             3,887,500
          3,000,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            2,287,500
          2,000,000 Wayland, Uni. School Dist. Rev. Bonds, FGIC,
                    8s, 5/1/10                                                            Aaa             2,485,000
                    Wayne Charter Cnty., Arpt. Rev. Bonds (Detroit
                    Metropolitan Wayne Cnty. Arpt.)
          2,000,000 Ser. A, MBIA, 5s, 12/1/28                                             Aaa             1,775,000
          1,250,000 Ser. B, 4 7/8s, 12/1/23                                               Aaa             1,131,250
                    Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                    (Northwest Airlines Inc.)
          1,000,000 6 3/4s, 12/1/15                                                       BB+/P             946,250
          1,000,000 6s, 12/1/29                                                           BB+/P             823,750
          2,405,000 Wayne Cnty., Bldg. Auth. G.O. Bonds, Ser. A,
                    MBIA, 6s, 6/1/08                                                      Aaa             2,600,406
          1,240,000 Ypsilanti, School Dist. G.O. Bonds, FGIC,
                    5 3/8s, 5/1/26                                                        Aaa             1,224,500
                                                                                                      -------------
                                                                                                        144,432,584

Puerto Rico (10.6%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Cmnwlth. of PR, G.O. Bonds, MBIA, 5 3/4s, 7/1/26                      Aaa             2,590,625
          2,000,000 Cmnwlth. of PR, Pub. Impt. G.O. Bonds, FSA,
                    5 1/2s, 7/1/13                                                        Aaa             2,160,000
          2,835,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. Z, MBIA, 6 1/4s, 7/1/11                                          Aaa             3,221,268
          3,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. X, MBIA,
                    6s, 7/1/15                                                            Aaa             3,187,500
          1,500,000 PR Indl. Tourist Edl. Med. & Env. Control Facs.
                    Rev. Bonds (Cogen Facs.--AES PR Project),
                    6 5/8s, 6/1/26                                                        Baa2            1,569,375
          2,500,000 PR Pub. Bldg. Auth. Rev. Gtd. (Govt. Fac.), Ser. B,
                    AMBAC, 5s, 7/1/27                                                     AAA             2,365,625
          2,100,000 PR Pub. Bldg. Auth. Fac. Rev. Bonds, Ser. A,
                    AMBAC, 6 1/4s, 7/1/14                                                 Aaa             2,396,625
                                                                                                      -------------
                                                                                                         17,491,018
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $162,448,768) (b)                                         $ 161,923,602
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $165,139,129.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $162,448,768, resulting in gross unrealized appreciation and depreciation of $5,122,034 and $5,647,200, respectively, or net unrealized depreciation of $525,166.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2000.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 2000.

      The fund had the following industry group concentrations greater than 10% at November 30, 2000 (as a percentage of net assets):

          Health care       20.9%
          Water and sewer   11.1

      The fund had the following insurance concentrations greater than 10% at November 30, 2000 (as a percentage of net assets):

          MBIA              21.0%
          FGIC              17.1
          AMBAC             14.7

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2000
                                    Aggregate Face  Expiration    Unrealized
                       Total Value       Value         Date      Depreciation
------------------------------------------------------------------------------
Muni Bond Index
(short)                 $808,750       $795,017       Dec-00      $(13,733)
Muni Bond Index
(short)                  100,563         99,810       Mar-01          (753)
------------------------------------------------------------------------------
                                                                  $(14,486)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $162,448,768) (Note 1)                                        $161,923,602
-------------------------------------------------------------------------------------------
Cash                                                                              1,471,963
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    2,431,120
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              187,546
-------------------------------------------------------------------------------------------
Total assets                                                                    166,014,231

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                          5,312
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               409,714
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          136,786
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        204,706
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            6,891
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       12,650
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,304
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               71,049
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               25,690
-------------------------------------------------------------------------------------------
Total liabilities                                                                   875,102
-------------------------------------------------------------------------------------------
Net assets                                                                     $165,139,129

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                               $ 169,779,064
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        132,455
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (4,232,738)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                         (539,652)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $165,139,129

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($121,025,482 divided by 13,946,980 shares)                                           $8.68
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.68)*                                $9.11
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($42,039,687 divided by 4,850,364 shares)+                                            $8.67
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,073,960 divided by 239,066 shares)                                                $8.68
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.68)**                               $8.97
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2000 (Unaudited)
Tax exempt interest income:                                                      $4,921,108
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    409,748
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       81,594
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    5,632
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,735
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               120,990
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               176,194
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 5,263
-------------------------------------------------------------------------------------------
Other                                                                                40,557
-------------------------------------------------------------------------------------------
Total expenses                                                                      842,713
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (76,105)
-------------------------------------------------------------------------------------------
Net expenses                                                                        766,608
-------------------------------------------------------------------------------------------
Net investment income                                                             4,154,500
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (102,068)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (125,386)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               5,940,831
-------------------------------------------------------------------------------------------
Net gain on investments                                                           5,713,377
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $9,867,877
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  4,154,500     $  9,007,833
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (227,454)      (2,009,403)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               5,940,831      (13,862,133)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                         9,867,877       (6,863,703)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (3,148,502)      (6,926,236)
--------------------------------------------------------------------------------------------------
   Class B                                                               (951,457)      (1,978,287)
--------------------------------------------------------------------------------------------------
   Class M                                                                (52,103)        (103,292)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)              638,046      (19,530,467)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 6,353,861      (35,401,985)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   158,785,268      194,187,253
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $132,455 and $130,017, respectively)                       $165,139,129     $158,785,268
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.38        $9.14        $9.35        $9.12        $8.85        $9.01
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .23          .46          .44          .47          .48          .49
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .30         (.76)        (.18)         .27          .27         (.16)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .53         (.30)         .26          .74          .75          .33
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.23)        (.46)        (.44)        (.47)        (.48)        (.49)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.03)        (.03)          --           --
------------------------------------------------------------------------------------------------------------------
In excess of net gain
on investments                            --           --           --         (.01)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.46)        (.47)        (.51)        (.48)        (.49)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.68        $8.38        $9.14        $9.35        $9.12        $8.85
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.32*       (3.30)        2.77         8.28         8.67         3.76
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $121,025     $116,715     $145,438     $145,547     $142,038     $138,390
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .43*         .88         1.00          .99          .99         1.00
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.63*        5.30         4.81         5.02         5.33         5.42
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  3.27*        7.36        19.51        32.44        55.30       139.08
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.36        $9.12        $9.34        $9.11        $8.84        $9.00
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .40          .38          .41          .43          .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .31         (.76)        (.19)         .27          .26         (.16)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .51         (.36)         .19          .68          .69          .27
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.40)        (.38)        (.41)        (.42)        (.43)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.03)        (.03)          --           --
------------------------------------------------------------------------------------------------------------------
In excess of net gain
on investments                            --           --           --         (.01)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.40)        (.41)        (.45)        (.42)        (.43)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.67        $8.36        $9.12        $9.34        $9.11        $8.84
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.11*       (3.95)        2.00         7.58         7.99         3.05
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $42,040      $40,060      $46,827      $41,155      $35,041      $29,371
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .76*        1.53         1.65         1.64         1.64         1.65
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.30*        4.65         4.16         4.36         4.68         4.74
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  3.27*        7.36        19.51        32.44        55.30       139.08
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.37        $9.13        $9.35        $9.12        $8.85        $9.00
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .43          .42          .44          .46          .47
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .31         (.76)        (.20)         .27          .27         (.16)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .52         (.33)         .22          .71          .73          .31
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.43)        (.41)        (.44)        (.46)        (.46)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.03)        (.03)          --           --
------------------------------------------------------------------------------------------------------------------
In excess of net gain
on investments                            --           --           --         (.01)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.43)        (.44)        (.48)        (.46)        (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.68        $8.37        $9.13        $9.35        $9.12        $8.85
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.29*       (3.60)        2.36         7.95         8.36         3.53
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,074       $2,010       $1,922       $1,742         $719         $558
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .58*        1.18         1.30         1.29         1.29         1.28
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.48*        5.02         4.51         4.70         5.01         5.06
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  3.27*        7.36        19.51        32.44        55.30       139.08
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Michigan Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Michigan personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Michigan tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2000, the fund had a capital loss carryover of approximately $1,951,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  493,000    May 31, 2007
     1,458,000    May 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2000, the fund's expenses were reduced by $76,105 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $503 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $10,040 and $706 from the sale of class A and class M shares, respectively, and $35,675 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,583,567 and $5,239,075, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    798,554         $ 6,890,959
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  236,103           2,035,892
---------------------------------------------------------------------------
                                             1,034,657           8,926,851

Shares
repurchased                                 (1,022,871)         (8,809,296)
---------------------------------------------------------------------------
Net increase                                    11,786         $   117,555
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,059,844        $  9,173,006
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  481,061           4,152,903
---------------------------------------------------------------------------
                                             1,540,905          13,325,909

Shares
repurchased                                 (3,524,805)        (30,187,317)
---------------------------------------------------------------------------
Net decrease                                (1,983,900)       $(16,861,408)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    427,059         $ 3,675,403
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   75,998             654,461
---------------------------------------------------------------------------
                                               503,057           4,329,864
Shares
repurchased                                   (441,671)         (3,801,074)
---------------------------------------------------------------------------
Net increase                                    61,386         $   528,790
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    805,741        $  6,938,343
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  148,309           1,277,746
---------------------------------------------------------------------------
                                               954,050           8,216,089
Shares
repurchased                                 (1,297,732)        (11,174,990)
---------------------------------------------------------------------------
Net decrease                                  (343,682)       $ (2,958,901)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     40,600           $ 350,889
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,144              35,720
---------------------------------------------------------------------------
                                                44,744             386,609

Shares
repurchased                                    (45,793)           (394,908)
---------------------------------------------------------------------------
Net decrease                                    (1,049)          $  (8,299)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    110,774           $ 982,755
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,890              76,559
---------------------------------------------------------------------------
                                               119,664           1,059,314

Shares
repurchased                                    (89,997)           (769,472)
---------------------------------------------------------------------------
Net increase                                    29,667           $ 289,842
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

Note 6
Change in independent accountants
(unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended May 31, 2001. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Award for Service nine times in the past ten years and has won the Intermediary Service Award for advisors all three years in which it has been given.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Michigan Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA048-67690  846/237/126  1/01